   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 17, 1998
                                                           Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                ----------------

                              SUNTERRA CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                   MARYLAND                                      95-4582157
         (State or other jurisdiction                         (I.R.S. Employer
      of incorporation or organization)                     Identification No.)

      1875 SOUTH GRANT STREET, SUITE 650                           94402
            SAN MATEO, CALIFORNIA                                (Zip Code)
   (Address of principal executive offices)

                                ----------------

                 THE 1996 EQUITY PARTICIPATION PLAN, AS AMENDED

                                ----------------

               ANDREW D. HUTTON                             Copy to:
VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY         JOHN M. NEWELL, ESQ.
             SUNTERRA CORPORATION                       LATHAM & WATKINS
      1875 SOUTH GRANT STREET, SUITE 650       633 WEST FIFTH STREET, SUITE 4000
         SAN MATEO, CALIFORNIA 94402             LOS ANGELES, CALIFORNIA 90071
                (650) 312-7171                           (213) 485-1234

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                        Calculation of Registration Fee

--------------------------------------------------------------------------------------------------------------------
                                                                                Proposed
                                       Amount              Proposed              Maximum
                                      of Shares             Maximum             Aggregate            Amount of
Title of Each Class of                  to be           Offering Price          Offering           Registration
Securities to be Registered         Registered(1)        Per Share(2)           Price(2)              Fee (3)
--------------------------------------------------------------------------------------------------------------------
Common Stock,
$0.01 par value                       1,630,000             $8.56               $13,952,800            $4,116

(1) The Company previously registered 2,625,000 and 1,125,000 shares under the 1996 Equity Participation Plan, as amended, on November 1, 1996 and November 12, 1997, respectively.

(2) Estimated solely for the purpose of calculating the registration fee for the 1,630,000 additional shares registered herewith. Pursuant to Rule 457(c) of the Securities Act of 1933, as amended, the calculation is based on the average of the high and low trading prices of the Company's common stock on the New York Stock Exchange on September 17, 1998.

(3)      Relates solely to the 1,630,000 additional shares registered herewith.

         This Registration Statement on Form S-8 is being filed by Sunterra Corporation, a Maryland corporation (the "Company"), to increase the number of shares registered in connection with the Company's 1996 Equity Participation Plan, as amended (the "Equity Plan"), from 3,750,000 shares to 5,380,000 shares. The Company previously filed Registration Statements on Form S-8 on November 1, 1996 and November 12, 1997 (File No. 333-15361) to register 2,625,000 and
1,125,000 shares under the Equity Plan, respectively. The contents of such Registration Statements are incorporated herein by reference.

                                     PART II

Item 3.  Incorporation of Documents by Reference

         The following documents filed with the Commission by the Company are incorporated in this Registration Statement by reference:

         (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1997;

         (b) The Company's Amended Annual Report on Form 10-K/A for the year ended December 31, 1997 filed with the Commission on April 6, 1998.

         (c) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, and June 30, 1998;

         (d) The Company's Proxy Statement dated April 13, 1998 relating to the Annual Meeting of Stockholders held on May 15, 1998;

         (e) The Company's Current Reports on Form 8-K filed with the Commission on April 21, July 21, and September 10, 1998; and

         (f) Description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A filed with the Commission on January 21, 1998.

         The discussion of the matters in Notes 3 and 5 of the Form 10-Q for the three and six months ended June 30, 1998 (incorporated herein by reference) should be read in conjunction with the audited financial statements incorporated herein by reference.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, are incorporated by reference in this Registration Statement and are a part hereof from the date of filing such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

         Item 8.  Exhibits

           4.1 Indenture dated as of January 15, 1997 by and between Sunterra Corporation (f/k/a Signature
                            Resorts, Inc.) and Norwest Bank Minnesota, National
                            Association, as trustee for the 5.75% Convertible
                            Subordinated Notes of Sunterra Corporation due 2007
                            (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (No.
                            333-30285))

           4.2 Indenture dated as of August 1, 1997 by and between Sunterra Corporation (f/k/a Signature Resorts, Inc.)
                            and Norwest Bank Minnesota, National Association, as trustee for the 9.75% Senior Subordinated Notes of Sunterra Corporation due 2007 (incorporated by reference to Exhibit 4.2 to the Company's
                            Registration Statement on Form S-3 (No.
                            333-30285))

           4.3 Indenture dated as of April 15, 1998 by and between Sunterra Corporation (f/k/a Signature Resorts, Inc.)
                            and Norwest Bank Minnesota, National Association, as trustee for the 9.25% Senior Notes of Sunterra
                            Corporation due 2006 (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-4 (No. 333-51803))

          4.4 Indenture dated as of May 1, 1998 by and between Sunterra Finance L.L.C., Sunterra Corporation (f/k/a
                            Signature Resorts, Inc.) and LaSalle National Bank, as trustee for the 6.36% Class A-1, 6.85% Class A-2, and the 7.07% Class A-3 Receivable-Backed Notes
                            (incorporated by reference to Exhibit 10.1 to the Company's quarterly report on Form
                            10-Q for the quarter ended June 30, 1998)

          *5.1              Opinion of Ballard Spahr Andrews & Ingersoll

         *10.1              Third Amendment to 1996 Equity Participation Plan of
                            Sunterra Corporation (f/k/a Signature Resorts,
                            Inc.), as amended, dated as of May 15, 1998

         *23.1              Consent of Ballard  Spahr  Andrews & Ingersoll
                            (included as part of Exhibit 5.1)

         *23.2              Consent of Arthur Andersen LLP

         *23.3              Consent of Ernst & Young LLP

         *23.4              Consent of KPMG

          24 Power of Attorney (included on the signature of this Registration Statement)

----------
*Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Mateo, California, on this 17th day of September, 1998.

                               SUNTERRA CORPORATION


                               By: /s/ Andrew D. Hutton
                                   ---------------------------------------------
                                   Andrew D. Hutton
                                   Vice President and Secretary


                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints Andrew J. Gessow, Steven C. Kenninger, Michael A. Depatie and Andrew D. Hutton, and each of them, with full power to act without the other, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement, and any and all amendments thereto (including pre- and post-effective amendments) or any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-8 has been signed below by the following persons in their capacities and on the dates indicated.

            SIGNATURE                                   TITLE                                  DATE
            ---------                                   -----                                  ----
         /s/ Osamu Kaneko                 Chairman of the Board                         September 17, 1998
----------------------------------
           Osamu Kaneko

       /s/ Andrew J. Gessow               Director and Chief Executive Officer          September 17, 1998
----------------------------------        (Principal Executive Officer)
         Andrew J. Gessow

      s/ Steven C. Kenninger              Director and President                        September 17, 1998
----------------------------------
       Steven C. Kenninger

      /s/ Michael A. Depatie              Director, Executive Vice President            September 17, 1998
----------------------------------        and Chief Financial Officer  (Principal
        Michael A. Depatie                Financial Officer)

        /s/ James E. Noyes                Chief Operating Officer and                   September 17, 1998
----------------------------------        Director
          James E. Noyes

       /s/ Charles C. Frey
----------------------------------        Senior Vice President and Chief               September 17, 1998
         Charles C. Frey                  Accounting Officer (Principal Accounting
                                          Officer)

      /s/ Sanford R. Climan               Director                                      September 17, 1998
----------------------------------
        Sanford R. Climan

      /s/ Joshua S. Friedman              Director                                      September 17, 1998
----------------------------------
        Joshua S. Friedman

       /s/ W. Leo Kiley III               Director                                      September 17, 1998
----------------------------------
         W. Leo Kiley III

         /s/ Adam M. Aron                 Director                                      September 17, 1998
----------------------------------
           Adam M. Aron

      /s/ J. Taylor Crandall              Director                                      September 17, 1998
----------------------------------
        J. Taylor Crandall

                                INDEX TO EXHIBITS

      EXHIBIT                                                                                                 PAGE
      -------                                                                                                 ----
        4.1                 Indenture dated as of January 15, 1997 by and between Sunterra
                            Corporation (f/k/a Signature Resorts, Inc.) and Norwest Bank Minnesota,
                            National Association, as trustee for the 5.75% Convertible Subordinated
                            Notes of Sunterra Corporation due 2007 (incorporated by reference to
                            Exhibit 4.1 to the Company's Registration Statement on Form S-1 (No.
                            333-30285)

        4.2                 Indenture dated as of August 1, 1997 by and between Sunterra Corporation
                            (f/k/a Signature Resorts, Inc.) and Norwest Bank Minnesota, National
                            Association, as trustee for the 9.75% Senior Subordinated Notes of
                            Sunterra Corporation due 2007 (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-3 (No. 333-30285)

        4.3                 Indenture dated as of April 15, 1998 by and between Sunterra Corporation
                            (f/k/a Signature Resorts, Inc.) and Norwest Bank Minnesota, National
                            Association, as trustee for the 9.25% Senior Notes of Sunterra
                            Corporation due 2006 (incorporated by reference to Exhibit 4.3 to the
                            Company's Registration Statement on Form S-4 (No. 333-51803))

        4.4                 Indenture dated as of May 1, 1998 by and between Sunterra Finance
                            L.L.C., Sunterra Corporation (f/k/a Signature Resorts, Inc.) and LaSalle
                            National Bank, as trustee for the 6.36% Class A-1, 6.85% Class A-2, and the 7.07% Class A-3 Receivable-Backed Notes (incorporated by reference to Exhibit 10.1 to the Company's quarterly report on Form 10-Q for the quarter ended June 30, 1998)

       *5.1                 Opinion of Ballard Spahr Andrews & Ingersoll

      *10.1                 Third Amendment to 1996 Equity Participation Plan of Sunterra
                            Corporation (f/k/a Signature Resorts, Inc.), as amended, dated as of May
                            15, 1998

      *23.1                 Consent of Ballard Spahr Andrews & Ingersoll (included as part of
                            Exhibit 5.1)

      *23.2                 Consent of Arthur Andersen LLP

      *23.3                 Consent of Ernst & Young LLP

      *23.4                 Consent of KPMG

       24                   Power of Attorney (included on the signature page of this Registration
                            Statement)

------------
*Filed herewith